Exhibit 99.3

ULTIMATE ELECTRONICS, INC.

Incremental Liquidity from Post Petition DIP Financing

$21 Million of incremental liquidity was created by the Post-Petition DIP financing as a result of the additional capital, borrowing base improvements, increased advance rates and use of more favorable appraisals

(Dollars in Thousands)	Pre Petition	Post Petition	Incremental Liquidity

Incremental Investment	NA	10,000	10,000	(1)

Availability Block	10,000	5,000	5,000

Advance Rates	Lower Inventory	Higher Inventory	4,500	(2)
	-Ozer Appraisal	- Tiger Appraisal

Borrowing Base Improvements	Lower Building	Higher Building	300	(3)
	Appraisal	Appraisal

Reserves	100% Reserve	50% Reserve	1,400
	on Deposits	on Deposits

Covenants	Tested Weekly	Tested Monthly

Gross Incremental Liquidity Improvement			21,200

Financing Fees / Professional Fees			(2,800	)(4)

Net Incremental Liquidity Improvement			18,400

Footnotes:

(1)   Incremental investment is comprised of $5.6 million of Tranche C debt and $4.4 million in equity.

(2)   The $4.5 million improvement in inventory is calculated by using a 4.3% improvement in advance rates and $107 million of eligible inventory

(3)   The $300K is based on an updated appraisal of the Thornton, CO property ($16.7 million vs. the updated appraisal of $17.3 million and an advance rate of 60%)

(4)   The $2.8 million in financing and professional fees is comprised of: $1.0 million in Back Bay fees, $0.3 million in Baker Botts fees, $1.0 million in Wells Fargo fees, $0.4 million Challenger fees and $0.1 million Wattles Tranche C fees.

ULTIMATE ELECTRONICS, INC.

DIP Budget – 14 January 2005 through 8 April 2005

	Jan-05			Feb-05				Mar-05					Apr-05
(Dollars in Thousands)	Week 1 Forecast 14-Jan-05	Week 2 Forecast 21-Jan-05	Week 3 Forecast 28-Jan-05	Week 4 Forecast 4-Feb-05	Week 5 Forecast 11-Feb-05	Week 6 Forecast 18-Feb-05	Week 7 Forecast 25-Feb-05	Week 8 Forecast 4-Mar-05	Week 9 Forecast 11-Mar-05	Week 10 Forecast 18-Mar-05	Week 11 Forecast 25-Mar-05	Week 12 Forecast 1-Apr-05	Week 13 Forecast 8-Apr-05
I. Cash Flow Forecast
Cash Inflows:	7,828	10,586	10,404	9,438	9,438	11,675	11,047	11,067	11,674	10,692	9,428	9,740	11,311

Operating Disbursements:
Payroll Disbursements	—	(4,569)	(5)	(4,212)	—	(4,212)	—	(4,212)	—	(4,212)	—	(4,212)	—
Rent	—	—	—	(2,738)	—	—	—	(2,738)	—	—	—	—	(2,738)
General Operating	(2,879)	(2,268)	(2,268)	(1,960)	(2,860)	(1,960)	(1,960)	(1,960)	(1,960)	(1,960)	(1,960)	(1,960)	(1,960)
401k and Health insurance, Pargo, P Card, Returns	(135)	(230)	(135)	(230)	(135)	(230)	(135)	(230)	(135)	(230)	(135)	(230)	(135)
Product Vendors	(3,230)	(5,101)	(2,819)	(7,240)	(6,110)	(5,945)	(5,243)	(5,416)	(6,820)	(5,736)	(5,923)	(5,632)	(7,397)
Sales Taxes	—	—	—	—	—	(302)	(1,225)	(358)	—	(435)	(1,769)	(517)	—
	(6,243)	(12,168)	(5,227)	(16,381)	(9,406)	(13,573)	(7,696)	(14,557)	(9,350)	(13,907)	(8,535)	(12,035)	(12,230)

Non Operating Disbursements:
Utility Deposits		(600)
Financing Fees	(2,500)				(850)
Prof Fees (Company, Ucc, Bank)							—	—	—	—	(1,000)	—	—
	(2,500)	(600)	—	—	(850)	—	—	—	—	—	(1,000)	—	—

Total Disbursements	(8,743)	(12,768)	(5,227)	(16,381)	(10,256)	(13,573)	(7,696)	(14,557)	(9,350)	(13,907)	(9,535)	(12,035)	(12,230)

Net Cash Flow (Book)	(915)	(2,182)	5,177	(6,943)	(818)	(1,899)	3,351	(3,490)	2,324	(3,215)	(107)	(2,295)	(920)
Change in Float	(695)	234	264	3,555	(2,740)	—	—	2,738	(2,740)	—	(0)	—	2,738
Net Cash Flow (Bank)	(1,610)	(1,947)	5,441	(3,388)	(3,558)	(1,899)	3,351	(751)	(416)	(3,215)	(107)	(2,295)	1,819

II. Tranche A Revolver Roll Forward
Beginning Revolver Outstanding	55,312	46,922	48,862	43,683	47,068	50,626	52,525	49,445	50,196	50,613	53,828	54,215	56,509
Paydown from New Capital	(10,000)
Other		(7)	261	(3)	(0)	0	271	0	(0)	(0)	280	(0)	0
Net (Increase) / Decrease	1,610	1,947	(5,441)	3,388	3,558	1,899	(3,351)	751	416	3,215	107	2,295	(1,819)
Ending Revolver Outstanding	46,922	48,862	43,683	47,068	50,626	52,525	49,445	50,196	50,613	53,828	54,215	56,509	54,691

III. Availability Summary
Accounts Receivable:
Real Estate:	10,380	10,380	10,380	10,380	10,380	10,380	10,380	10,380	10,380	10,380	10,380	10,380	10,380
Inventory:	84,932	83,285	79,536	78,605	78,917	78,131	77,108	75,593	74,794	74,289	74,469	77,109	77,551
Reserves	(5,746)	(5,746)	(5,746)	(5,536)	(5,536)	(5,536)	(5,536)	(5,536)	(5,536)	(5,536)	(5,536)	(5,536)	(5,536)
Tranche B	(13,000)	(13,000)	(13,000)	(13,000)	(13,000)	(13,000)	(13,000)	(13,000)	(13,000)	(13,000)	(13,000)	(13,000)	(13,000)
Total Borrowing Base (A)	77,841	76,194	72,445	71,674	71,986	71,199	70,176	68,661	67,863	67,358	67,537	70,178	70,619

Total Revolver Outstandings	46,922	48,862	43,683	47,068	50,626	52,525	49,445	50,196	50,612	53,827	54,214	56,509	54,690
Carve-out	1,000	1,000	1,000	1,000	1,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000
LC	1,754	1,754	1,754	1,754	1,754	1,754	1,754	1,754	1,754	1,754	1,754	1,754	1,754
Total Obligations (B)	49,676	51,616	46,437	49,821	53,380	56,278	53,198	53,950	54,366	57,581	57,968	60,263	58,444

Net Excess Availability (A-B)	28,165	24,578	26,008	21,852	18,606	14,921	16,978	14,712	13,497	9,777	9,569	9,915	12,175
IV. Outstanding Debt
Tranche A	46,922	48,862	43,683	47,068	50,626	52,525	49,445	50,196	50,612	53,827	54,214	56,509	54,690
Tranche B	13,000	13,000	13,000	13,000	13,000	13,000	13,000	13,000	13,000	13,000	13,000	13,000	13,000
Tranche C	5,547	5,547	5,547	5,547	5,547	5,547	5,547	5,547	5,547	5,547	5,547	5,547	5,547
LC	1,754	1,754	1,754	1,754	1,754	1,754	1,754	1,754	1,754	1,754	1,754	1,754	1,754
Total Outstanding Debt	67,223	69,163	63,984	67,368	70,927	72,825	69,745	70,497	70,913	74,128	74,515	76,810	74,991

Footnote:

(1) There is a minimum availability requirement of $5 million.

ULTIMATE ELECTRONICS, INC.

Forecast – 9 April 2005 through 1 July 2005

	Apr-05			May-05				Jun-05
	Week 14 Forecast	Week 15 Forecast	Week 16 Forecast	Week 17 Forecast	Week 18 Forecast	Week 19 Forecast	Week 20 Forecast	Week 21 Forecast	Week 22 Forecast	Week 23 Forecast	Week 24 Forecast	Week 25 Forecast
(Dollars in Thousands)	15-Apr-05	22-Apr-05	29-Apr-05	6-May-05	13-May-05	20-May-05	27-May-05	3-Jun-05	10-Jun-05	17-Jun-05	24-Jun-05	1-Jul-05
I. Cash Flow Forecast
Cash Infollows:	10,314	10,652	10,128	11,307	11,744	10,771	11,470	12,350	10,083	10,775	10,284	10,797

Operating Disbursements:
Payroll Disbursements	(4,212)	—	(4,212)	—	(4,212)	—	(4,212)	—	(4,212)	—	(4,212)	—
Rent	—	—	—	(2,738)	—	—	—	(2,738)	—	—	—	—
General Operating	(1,960)	(1,960)	(1,960)	(1,960)	(1,960)	(2,057)	(2,057)	(2,057)	(2,057)	(2,057)	(2,057)	(2,057)
401k and Health insurance, Pargo, P Card, Returns	(230)	(135)	(230)	(135)	(230)	(135)	(230)	(135)	(230)	(135)	(230)	(135)
Product Vendors	(7,814)	(6,342)	(6,753)	(7,272)	(6,836)	(6,344)	(6,055)	(6,357)	(7,656)	(6,734)	(6,247)	(6,623)
Sales Taxes	(551)	(2,237)	(654)	—	(444)	(1,803)	(527)	—	(474)	(1,926)	(563)	—
	(14,767)	(10,674)	(13,810)	(12,105)	(13,683)	(10,339)	(13,082)	(11,287)	(14,629)	(10,852)	(13,309)	(8,815)

Non Operating Disbursements:
Utility Deposits
Financing Fees
Prof Fees (Company, Ucc, Bank)	—	(1,000)	—	—	—	—	(1,000)	—	—	—	(1,000)	—
	—	(1,000)	—	—	—	—	(1,000)	—	—	—	(1,000)	—

Total Disbursements	(14,767)	(11,674)	(13,810)	(12,105)	(13,683)	(10,339)	(14,082)	(11,287)	(14,629)	(10,852)	(14,309)	(8,815)

Net Cash Flow (Book)	(4,453)	(1,022)	(3,681)	(798)	(1,939)	432	(2,612)	1,063	(4,547)	(77)	(4,025)	1,982
Change in Float	(2,740)	0	—	2,738	(2,740)	97	(3)	2,735	(2,743)	(3)	(3)	(3)
Net Cash Flow (Bank)	(7,193)	(1,022)	(3,681)	1,940	(4,679)	529	(2,615)	3,799	(7,290)	(80)	(4,028)	1,979

II. Tranche A Revolver Roll Forward
Beginning Revolver Outstanding	54,691	61,884	63,205	66,886	64,946	69,625	69,428	72,043	68,245	75,534	75,965	79,992
Paydown from New Capital
Other	(0)	300	0	(0)	0	332	(0)	0	(0)	350	(0)	0
Net (Increase) / Decrease	7,193	1,022	3,681	(1,940)	4,679	(529)	2,615	(3,799)	7,290	80	4,028	(1,979)
Ending Revolver Outstanding	61,884	63,205	66,886	64,946	69,625	69,428	72,043	68,245	75,534	75,965	79,992	78,014

III. Availability Summary
Accounts Receivable:
Real Estate:	10,380	10,380	10,380	10,380	10,380	10,380	10,380	10,380	10,380	10,380	10,380	10,380
Inventory:	78,080	78,028	78,521	76,296	75,476	75,375	74,761	75,556	76,065	76,249	76,291	76,383
Reserves	(5,536)	(5,536)	(5,536)	(5,536)	(5,536)	(5,536)	(5,536)	(5,536)	(5,536)	(5,536)	(5,536)	(5,536)
Tranche B	(13,000)	(13,000)	(13,000)	(13,000)	(13,000)	(13,000)	(13,000)	(13,000)	(13,000)	(13,000)	(13,000)	(13,000)
Total Borrowing Base (A)	71,148	71,097	71,589	69,364	68,545	68,444	67,829	68,624	69,133	69,318	69,360	69,452

Total Revolver Outstandings	61,883	63,205	66,886	64,946	69,625	69,428	72,043	68,244	75,534	75,964	79,992	78,013
Carve–out	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000
LC	1,754	1,754	1,754	1,754	1,754	1,754	1,754	1,754	1,754	1,754	1,754	1,754
Total Obligations (B)	65,637	66,959	70,640	68,700	73,379	73,182	75,797	71,998	79,288	79,718	83,746	81,767

Net Excess Availability (A-B)	5,511	4,138	949	665	(4,834)	(4,738)	(7,967)	(3,374)	(10,155)	(10,400)	(14,386)	(12,315)
IV. Outstanding Debt
Tranche A	61,883	63,205	66,886	64,946	69,625	69,428	72,043	68,244	75,534	75,964	79,992	78,013
Tranche B	13,000	13,000	13,000	13,000	13,000	13,000	13,000	13,000	13,000	13,000	13,000	13,000
Tranche C	5,547	5,547	5,547	5,547	5,547	5,547	5,547	5,547	5,547	5,547	5,547	5,547
LC	1,754	1,754	1,754	1,754	1,754	1,754	1,754	1,754	1,754	1,754	1,754	1,754
Total Outstanding Debt	82,184	83,506	87,187	85,247	89,926	89,729	92,344	88,545	95,835	96,265	100,293	98,314

Footnote:

(1) There is a minimum availability requirement of $5 million.

ULTIMATE ELECTRONICS, INC.

Flash Report for the three weeks ending 4 February 2005

		Cumulative Forecast Variance
		3 Weeks Beg/Ending		Variance	Variance %
(Dollars in Thousands)		15-Jan Actual	4-Feb Forecast	Better / (Worse)	Better / (Worse)
I. Cash Flow Forecast
Cash Inflows:		28,344	30,428	(2,084)	-7%

Operating Disbursements:
Payroll Disbursements		(6,884)	(8,786)	1,902	-22%
Rent		—	(2,738)	2,738	-100%
General Operating		(5,738)	(6,496)	758	-12%
401k and Health insurance, Pargo, P Card, Returns		(1,466)	(595)	(871)	146%
Product Vendors		(19,329)	(15,161)	(4,168)	27%
Sales Taxes		(514)	—	(514)	NA
		(33,931)	(33,776)	(155)	0%
Non Operating Disbursements:
Utility Deposits		—	(600)	600	-100%
Prof Fees		(977)	—	(977)	NA
		(977)	(600)	(377)	63%

Total Disbursements		(34,908)	(34,376)	(531)	2%

Net Cash Flow (Book)		(6,564)	(3,948)	(2,615)	66%
Change in Float		3,402	4,053	(651)	-16%
Net Cash Flow (Bank)		(3,161)	105	(3,267)	-3109%

II. Availability
Accounts Receivable:		936	1,225	(289)	-24%
Real Estate:		10,380	10,380	—	0%
Inventory:		75,317	78,605	(3,288)	-4%
Reserves		(5,224)	(5,536)	312	-6%
Tranche B		(13,000)	(13,000)	—	0%
Total Borrowing Base		68,409	71,674	(3,265)	-5%
Adjustments Due to Availability Thresholds		—	—	—	NA
Net Borrowing Base	(A)	68,409	71,674	(3,265)	-5%

Total Revolver Outstandings		42,918	47,068	(4,150)	-9%
Carve-out		1,000	1,000	—	0%
LC		1,254	1,754	(500)	-29%
Total Obligations	(B)	45,172	49,821	(4,650)	-9%

Net Excess Availability	(A-B)	23,237	21,852	1,385	6%

Footnote:

(1)          Stub period cash flow was $7.2 million (12 Jan 05 through 14 Jan 05). From 15 Jan 05 through 4 Feb 05, cash flow was
-3.3 million (see above) resulting in a total post petition cash flow of $3.9million during the period from 12 Jan 05 through 4 Feb 05.

ULTIMATE ELECTRONICS, INC.

Interim DIP Usage

Period to date, once adjusting for collections held by Wells Fargo in the days prior to filing, the Company has borrowed $4.2 million.

(Dollars in Millions)

Post Petition Borrowings Through February 4, 2005

Beginning DIP Revolver Balance	48.2

Proceeds Received after Closing	(9.5)

Adjusted DIP Revolver Balance	38.7

DIP Revolver Balance @ February 4, 2005	42.9

Post Petition Borrowings	4.2

ULTIMATE ELECTRONICS, INC.

Current Capital Structure

(Dollars in Millions)
Senior Debt
Tranche A (1)	42.9
Tranche B	13.0
Tranche C	5.5
Letter of Credit as of Feb 4	1.3
Senior Debt	62.7
Administrative / Priority Claims	7.0
Senior Debt & Administrative / Priority Claims	69.7
Pre Petition Claims (2)	47.5
Senior Debt & Pre Petition Claims	117.2

Footnotes:

(1) The Tranche A debt balance of $42.9 million is reflected as of 4 February 2005.

(2) Pre petition claims are based on pre petition AP of $44.6 million and lease rejection claims of $2.9 million.

ULTIMATE ELECTRONICS, INC.

Historical EBITDA

EBITDA for FY 2005 is projected to be ($7.0) million based on 11 months of actual results and one month of projections.

Footnote:

(1) Historical results are taken from the Piper Confidential Information Memorandum